UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2005

ASPEN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24786	04-2739697
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

Ten Canal Park, Cambridge MA		02141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (617) 949-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On July 1, 2005, we entered into an agreement and release with Stephen J. Doyle, who resigned as our General Counsel and Chief Legal Officer effective as of June 30, 2005.  The agreement and release, which became effective as of July 8, 2005, provides generally for the following:

•                  We will make a lump sum payment to Mr. Doyle in the aggregate amount of $835,000 by no later than July 15, 2005.

•                  We will accelerate, effective as of June 30, 2005, the vesting of all of Mr. Doyle’s outstanding unvested options to acquire shares of our common stock having an exercise price per share less than $15.00.  Pursuant to this provision, we will accelerate the vesting of options to acquire 200,031 shares having a weighted average exercise price per share of $3.69.  Mr. Doyle may exercise these accelerated options, in addition to previously vested options to acquire 163,732 shares having a weighted average exercise price per share of $8.11, until the earlier of (1) June 30, 2007 and (2) the expiration of such option’s maximum term.

•                  We will pay for executive outplacement services rendered to Mr. Doyle, in an amount not to exceed $45,000.

•                  Mr. Doyle will provide us with consulting services, without incremental charge, for a maximum of five days in each calendar quarter of our fiscal year ending June 30, 2006.

•                  Mr. Doyle has released us from and against any and all claims, charges, damages and causes of action that he may have against us now or in the future.

The agreement and release is included as Exhibit 10.1 to this current report.  The above description is qualified in its entirety by reference to such exhibit.

Item 8.01               Other Events

We have appointed Frederic G. Hammond as our Senior Vice President and General Counsel, effective July 11, 2005.  Mr. Hammond was a partner at the law firm of Hinckley, Allen & Snyder LLP in Boston, Massachusetts from February through June 2005.  From 1999 through 2004, Mr. Hammond served as Vice President, Business Affairs and General Counsel of Gomez Advisors, Inc., a performance management and benchmarking technology services firm.  From 1992 to March 1999, Mr. Hammond served as General Counsel of Avid Technology, Inc., a provider of digital media creation, management and distribution solutions.  Prior to Avid Technology, Mr. Hammond was an attorney in the law firm of Ropes & Gray.  Mr. Hammond is 45 years old.

Item 9.01.              Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

10.1	Agreement and Release between Aspen Technology, Inc. and Stephen J. Doyle, dated July 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: July 8, 2005	By:	/s/ Charles F. Kane
Charles F. Kane Senior Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement and Release between Aspen Technology, Inc. and Stephen J. Doyle, dated July 1, 2005.